          FORM OF GRANT AGREEMENT FOR INCENTIVE STOCK OPTIONS UNDER THE
                AMENDED AND RESTATED 1991 EQUITY INCENTIVE PLAN

      (Name) ______________, Amgen Inc. Stock Optionee:

      Amgen Inc., a Delaware corporation (the "Company"), pursuant to its Amended and Restated 1991 Equity Incentive Plan (the "Plan") has this day granted to you, the optionee named above, an option to purchase (Number of Shares) shares of the $.0001 par value common stock of the Company ("Common Stock") pursuant to the terms hereof. Such option shall vest and expire according to the (Date of Grant) Notice of Grant of Stock Options and Option Agreement (the "Option Notice") delivered herewith. This option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      The provisions of your option are as follows:

      I. Subject to the limitations contained herein, this option shall be exercisable with respect to each installment shown on the Option Notice on or after the date of vesting applicable to such installment. Notwithstanding anything herein to the contrary, such vesting schedule may be accelerated by the Company in its sole discretion at any time during the term of this option. In addition, vesting may be suspended during a leave of absence as provided from time to time according to Company policies and practices.

      II. (1) The per share exercise price of this option is $(Grant Price), being not less than the fair market value of the Common Stock on the date of grant of this option.

          (2) To the extent permitted by applicable statutes and regulations, payment of the exercise price per share is due in full in cash or check upon exercise of all or any part of each installment which has become exercisable by you. However, if at the time of exercise, the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment of the exercise price may be made by delivery of already-owned shares of Common Stock of a value equal to the exercise price of the shares of Common Stock for which this option is being exercised. The already-owned shares must have been owned by you for the period required to avoid a charge to the Company's reported earnings and owned free and clear of any liens, claims, encumbrances or security interests. Payment may also be made by a combination of cash and already-owned Common Stock.

      III. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Securities Act of 1933, as amended (the "Act"), or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

      IV. The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates on the expiration date set forth in the Option Notice. This option shall terminate prior to the expiration of its term as follows: three (3) months after the termination of your employment with the Company or an Affiliate of the Company (as defined in the Plan) for any reason or for no reason unless:

            (1) (a) such termination of employment is due to your permanent and total disability (within the meaning of Section 422(c)(6) of the Code) and with such permanent and total disability being certified by (i) the Social Security Administration, (ii) the comparable governmental authority applicable to an Affiliate, (iii) such other body having the relevant decision-making power applicable to an Affiliate or (iv) an independent medical advisor appointed by the Company, as applicable, in which case the option shall terminate on the earlier of the termination date set forth in the Option Notice or one (1) year following such termination of employment; and

                  (b) if such termination of employment is due to your permanent and total disability (within the meaning of Title II or XVI of the Social Security Act or comparable statute applicable to an Affiliate and with such permanent and total disability certified by (i) the Social Security Administration, (ii) the comparable governmental authority applicable to an Affiliate, (iii) such other body having the relevant decision-making power applicable to an Affiliate or (iv) an independent medical advisor appointed by the Company, as applicable, prior to such termination), then the vesting schedule of unvested portions of the option will be accelerated by twelve (12) months for each full year that you have been employed by or affiliated as a consultant with the Company and/or an Affiliate of the Company;

            (2) such termination is due to your death, in which case the option shall terminate on the earlier of the termination date set forth in the Option Notice or eighteen (18) months after your death and the vesting schedule of unvested portions of the options will be accelerated by twelve (12) months for each full year you have been employed by the Company and/or an Affiliate of the Company;

            (3) during any part of such three (3) month period, the option is not exercisable solely because of the condition set forth in paragraph III above, in which event the option shall not terminate until the earlier of the termination date set forth in the Option Notice or until it shall have been exercisable for an aggregate period of three (3) months after the termination of employment;

            (4) exercise of the option within three (3) months after termination of your employment with the Company or with an Affiliate would result in liability under Section 16(b) of the Securities Exchange Act of 1934, in which case the option will terminate on the earlier of: (i) the tenth (10th) day after the last date upon which exercise would result in such liability; or (ii) six
(6) months and ten (10) days after the termination of your employment with the Company or an Affiliate; or

            (5) such termination of employment is due to your voluntary termination after you are at least sixty (60) years of age and have been an employee of the Company and/or an Affiliate of the Company (as defined in the Plan) for at least fifteen (15) consecutive years (and such voluntary termination is not the result of permanent and total disability within the meaning of Section 422 (c)(6) of the Code) ("Voluntary Termination") and the date of grant set forth in the Option Notice is more than six (6) months prior to the date of your Voluntary Termination, in which case the option shall terminate on the earlier of the termination date set forth in the Option Notice or three (3) years following such termination of employment and any options originally scheduled to vest subsequent to the date of your Voluntary Termination shall be accelerated to vest as of the date of your Voluntary Termination.

      However, in any and all circumstances and except to the extent the vesting schedule has been accelerated by the Company in its sole discretion during the term of this option or as a result of your permanent and total disability or death as provided in paragraphs IV(1) or IV(2) above, respectively, or as a result of your Voluntary Termination as provided in paragraph IV(5) above, this option may be exercised following termination of employment only as to that number of shares as to which it was exercisable on the date of termination of employment under the provisions of paragraph I of this option. For purposes of this option, "termination of your employment" shall mean the last date you are either an employee of the Company or an Affiliate or engaged as a consultant or director to the Company or an Affiliate.

      V. (1) To the extent specified above, this option may be exercised by delivering a Notice of Exercise of Stock Option form, together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subparagraph 5(f) of the Plan.

            (2) As a condition to the issuance of shares upon the exercise of this option, the Company may require you to: (i) enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of: (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture of which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise; and
(ii) agree to notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of this option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of this option.

      VI. This option is not transferable, except by will or the laws of descent and distribution, and is exercisable during your life only by you except as set forth below:

            (1) If you have named a Trust (as defined in the Plan) as beneficiary of this option, this option may be exercised by the Trust after your death; and

            (2) All or a portion of your option may be transferred to an Alternate Payee (as defined in the Plan) if required by the terms of a QDRO (as defined in the Plan), as further described in the Plan.

      VII. This option is not an employment or service contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ or service of the Company, or of the Company to continue your employment or service with the Company.

      VIII. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified in the Option Notice or at such other address as you hereafter designate by written notice to the Company.

      IX. This option is subject to all the provisions of the Plan and its provisions are hereby made a part of this option, including without limitation the provisions of paragraph 5 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option (including the Option Notice) and those of the Plan, the provisions of the Plan shall control.

      X. The terms of this option shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of laws.

      Date:

                                   Very truly yours,

                                   AMGEN INC.

                                   By______________________________
                                     Duly authorized on behalf
                                     of the Board of Directors

         FORM OF GRANT AGREEMENT FOR NON-QUALIFIED STOCK OPTIONS MADE TO
           CERTAIN EMPLOYEES EMPLOYED IN EUROPE UNDER THE AMENDED AND
                      RESTATED 1991 EQUITY INCENTIVE PLAN

      (Name)_______________ , Amgen Inc. Stock Optionee:

      Amgen Inc., a Delaware corporation (the "Company"), pursuant to its Amended and Restated 1991 Equity Incentive Plan (the "Plan") has this day granted to you, the optionee named above, an option to purchase (Number of Shares) shares of the $.0001 par value common stock of the Company ("Common Stock") pursuant to the terms hereof. Such option shall vest and expire according to the (Date of Grant) Notice of Grant of Stock Options and Option Agreement (the "Option Notice") delivered herewith. This option is not intended to qualify and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      The provisions of your option are as follows:

      I. Subject to the limitations contained herein, this option shall be exercisable with respect to each installment shown on the Option Notice on or after the date of vesting applicable to such installment. Notwithstanding anything herein to the contrary, such vesting schedule may be accelerated by the Company in its sole discretion at any time during the term of this option. In addition, vesting may be suspended during a leave of absence as provided from time to time according to Company policies and practices.

      II. (1) The per share exercise price of this option is $(Grant Price), being not less than the fair market value of the Common Stock on the date of grant of this option.

            (2) To the extent permitted by applicable statutes and regulations, payment of the exercise price per share is due in full in cash or check upon exercise of all or any part of each installment which has become exercisable by you. However, if at the time of exercise, the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment of the exercise price may be made by delivery of already-owned shares of Common Stock of a value equal to the exercise price of the shares of Common Stock for which this option is being exercised. The already-owned shares must have been owned by you for the period required to avoid a charge to the Company's reported earnings and owned free and clear of any liens, claims, encumbrances or security interests. Payment may also be made by a combination of cash and already-owned Common Stock.

      III. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Securities Act of 1933, as amended (the "Act"), or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

      IV. The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates on the expiration date set forth in the Option Notice. This option shall terminate prior to the expiration of its term as follows: three (3) months after the termination of your employment with the Company or an Affiliate of the Company (as defined in the Plan) for any reason or for no reason unless:

            (1) (a) such termination of employment is due to your permanent and total disability (within the meaning of Section 422(c)(6) of the Code) and with such permanent and total disability being certified by (i) the Social Security Administration, (ii) the comparable governmental authority applicable to an Affiliate, (iii) such other body having the relevant decision-making power applicable to an Affiliate or (iv) an independent medical advisor appointed by the Company, as applicable, in which case the option shall terminate on the earlier of the termination date set forth in the Option Notice or one (1) year following such termination of employment; and

                  (b) if such termination of employment is due to your permanent and total disability (within the meaning of Title II or XVI of the Social Security Act or comparable statute applicable to an Affiliate and with such permanent and total disability certified by (i) the Social Security Administration, (ii) the comparable governmental authority applicable to an Affiliate, (iii) such other body having the relevant decision-making power applicable to an Affiliate or (iv) an independent medical advisor appointed by the Company, as applicable, prior to such termination), then the vesting schedule of unvested portions of the option will be accelerated by twelve (12) months for each full year that you have been employed by or affiliated as a consultant with the Company and/or an Affiliate of the Company;

            (2) such termination is due to your death, in which case the option shall terminate on the earlier of the termination date set forth in the Option Notice or eighteen (18) months after your death and the vesting schedule of unvested portions of the options will be accelerated by twelve (12) months for each full year you have been employed by the Company and/or an Affiliate of the Company;

            (3) during any part of such three (3) month period, the option is not exercisable solely because of the condition set forth in paragraph III above, in which event the option shall not terminate until the earlier of the termination date set forth in the Option Notice or until it shall have been exercisable for an aggregate period of three (3) months after the termination of employment;

            (4) exercise of the option within three (3) months after termination of your employment with the Company or with an Affiliate would result in liability under Section 16(b) of the Securities Exchange Act of 1934, in which case the option will terminate on the earlier of: (i) the tenth (10th) day after the last date upon which exercise would result in such liability; or (ii) six
(6) months and ten (10) days after the termination of your employment with the Company or an Affiliate; or

            (5) such termination of employment is due to your voluntary termination after you are at least sixty (60) years of age and have been an employee of the Company and/or an Affiliate of the Company (as defined in the Plan) for at least fifteen (15) consecutive years (and such voluntary termination is not the result of permanent and total disability within the meaning of Section 422 (c)(6) of the Code) ("Voluntary Termination") and the date of grant set forth in the Option Notice is more than six (6) months prior to the date of your Voluntary Termination, in which case the option shall terminate on the earlier of the termination date set forth in the Option Notice or three (3) years following such termination of employment and any options originally scheduled to vest subsequent to the date of your Voluntary Termination shall be accelerated to vest as of the date of your Voluntary Termination.

      However, in any and all circumstances and except to the extent the vesting schedule has been accelerated by the Company in its sole discretion during the term of this option or as a result of your permanent and total disability or death as provided in paragraphs IV(1) or IV(2) above, respectively, or as a result of your Voluntary Termination as provided in paragraph IV(5) above, this option may be exercised following termination of employment only as to that number of shares as to which it was exercisable on the date of termination of employment under the provisions of paragraph I of this option. For purposes of this option, "termination of your employment" shall mean the last date you are either an employee of the Company or an Affiliate or engaged as a consultant or director to the Company or an Affiliate.

      V. (1) To the extent specified above, this option may be exercised by delivering a Notice of Exercise of Stock Option form, together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subparagraph 5(f) of the Plan.

            (2) As a condition to the issuance of shares upon the exercise of this option, the Company may require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of: (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture of which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise.

      VI. This option is not transferable, except by will or the laws of descent and distribution, and is exercisable during your life only by you except as set forth below:

            (1) If you have named a Trust (as defined in the Plan) as beneficiary of this option, this option may be exercised by the Trust after your death; and

            (2) All or a portion of your option may be transferred to an Alternate Payee (as defined in the Plan) if required by the terms of a QDRO (as defined in the Plan), as further described in the Plan.

      VII. This option is not an employment or service contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ or service of the Company, or of the Company to continue your employment or service with the Company.

      VIII. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified in the Option Notice or at such other address as you hereafter designate by written notice to the Company.

      IX. This option is subject to all the provisions of the Plan and its provisions are hereby made a part of this option, including without limitation the provisions of paragraph 5 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option (including the Option Notice) and those of the Plan, the provisions of the Plan shall control.

      X. You have separately been given the opportunity to provide your written consent to the processing of your personal data in connection with your employment with the Company or an Affiliate. That written consent encompasses the processing by the Company and/or its Affiliates of personal data such as shares of stock or directorships held in the Company and details of all shares or any other entitlements to shares of the Company's stock for the purpose of implementing, administering and managing your participation in the Plan. Your refusal to provide your consent or the withdrawal of your consent may affect your ability to participate in the Plan.

      XI. The terms of this option shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of laws.

      Date:

                                              Very truly yours,

                                              AMGEN INC.

                                              By______________________________
                                                Duly authorized on behalf
                                                of the Board of Directors

        FORM OF GRANT AGREEMENT FOR NON-QUALIFIED STOCK OPTIONS UNDER THE
                AMENDED AND RESTATED 1991 EQUITY INCENTIVE PLAN

      (Name)_____________, Amgen Inc. Stock Optionee:

      Amgen Inc., a Delaware corporation (the "Company"), pursuant to its Amended and Restated 1991 Equity Incentive Plan (the "Plan") has this day granted to you, the optionee named above, an option to purchase (Number of Shares) shares of the $.0001 par value common stock of the Company ("Common Stock") pursuant to the terms hereof. Such option shall vest and expire according to the (Date of Grant) Notice of Grant of Stock Options and Option Agreement (the "Option Notice") delivered herewith. This option is not intended to qualify and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      The provisions of your option are as follows:

      I. Subject to the limitations contained herein, this option shall be exercisable with respect to each installment shown on the Option Notice on or after the date of vesting applicable to such installment. Notwithstanding anything herein to the contrary, such vesting schedule may be accelerated by the Company in its sole discretion at any time during the term of this option. In addition, vesting may be suspended during a leave of absence as provided from time to time according to Company policies and practices.

      II. (1) The per share exercise price of this option is $(Grant Price), being not less than the fair market value of the Common Stock on the date of grant of this option.

            (2) To the extent permitted by applicable statutes and regulations, payment of the exercise price per share is due in full in cash or check upon exercise of all or any part of each installment which has become exercisable by you. However, if at the time of exercise, the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment of the exercise price may be made by delivery of already-owned shares of Common Stock of a value equal to the exercise price of the shares of Common Stock for which this option is being exercised. The already-owned shares must have been owned by you for the period required to avoid a charge to the Company's reported earnings and owned free and clear of any liens, claims, encumbrances or security interests. Payment may also be made by a combination of cash and already-owned Common Stock.

      III. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Securities Act of 1933, as amended (the "Act"), or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

      IV. The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates on the expiration date set forth in the Option Notice. This option shall terminate prior to the expiration of its term as follows: three (3) months after the termination of your employment with the Company or an Affiliate of the Company (as defined in the Plan) for any reason or for no reason unless:

            (1) (a) such termination of employment is due to your permanent and total disability (within the meaning of Section 422(c)(6) of the Code) and with such permanent and total disability being certified by (i) the Social Security Administration, (ii) the comparable governmental authority applicable to an Affiliate, (iii) such other body having the relevant decision-making power applicable to an Affiliate or (iv) an independent medical advisor appointed by the Company, as applicable, in which case the option shall terminate on the earlier of the termination date set forth in the Option Notice or one (1) year following such termination of employment; and

                (b) if such termination of employment is due to your permanent and total disability (within the meaning of Title II or XVI of the Social Security Act or comparable statute applicable to an Affiliate and with such permanent and total disability certified by (i) the Social Security Administration, (ii) the comparable governmental authority applicable to an Affiliate, (iii) such other body having the relevant decision-making power applicable to an Affiliate or (iv) an independent medical advisor appointed by the Company, as applicable, prior to such termination), then the vesting schedule of unvested portions of the option will be accelerated by twelve (12) months for each full year that you have been employed by or affiliated as a consultant with the Company and/or an Affiliate of the Company;

            (2) such termination is due to your death, in which case the option shall terminate on the earlier of the termination date set forth in the Option Notice or eighteen (18) months after your death and the vesting schedule of unvested portions of the options will be accelerated by twelve (12) months for each full year you have been employed by the Company and/or an Affiliate of the Company;

            (3) during any part of such three (3) month period, the option is not exercisable solely because of the condition set forth in paragraph III above, in which event the option shall not terminate until the earlier of the termination date set forth in the Option Notice or until it shall have been exercisable for an aggregate period of three (3) months after the termination of employment;

            (4) exercise of the option within three (3) months after termination of your employment with the Company or with an Affiliate would result in liability under Section 16(b) of the Securities Exchange Act of 1934, in which case the option will terminate on the earlier of: (i) the tenth (10th) day after the last date upon which exercise would result in such liability; or (ii) six
(6) months and ten (10) days after the termination of your employment with the Company or an Affiliate; or

            (5) such termination of employment is due to your voluntary termination after you are at least sixty (60) years of age and have been an employee of the Company and/or an Affiliate of the Company (as defined in the Plan) for at least fifteen (15) consecutive years (and such voluntary termination is not the result of permanent and total disability within the meaning of Section 422 (c)(6) of the Code) ("Voluntary Termination") and the date of grant set forth in the Option Notice is more than six (6) months prior to the date of your Voluntary Termination, in which case the option shall terminate on the earlier of the termination date set forth in the Option Notice or three (3) years following such termination of employment and any options originally scheduled to vest subsequent to the date of your Voluntary Termination shall be accelerated to vest as of the date of your Voluntary Termination.

      However, in any and all circumstances and except to the extent the vesting schedule has been accelerated by the Company in its sole discretion during the term of this option or as a result of your permanent and total disability or death as provided in paragraphs IV(1) or IV(2) above, respectively, or as a result of your Voluntary Termination as provided in paragraph IV(5) above, this option may be exercised following termination of employment only as to that number of shares as to which it was exercisable on the date of termination of employment under the provisions of paragraph I of this option. For purposes of this option, "termination of your employment" shall mean the last date you are either an employee of the Company or an Affiliate or engaged as a consultant or director to the Company or an Affiliate.

      V. (1) To the extent specified above, this option may be exercised by delivering a Notice of Exercise of Stock Option form, together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subparagraph 5(f) of the Plan.

            (2) As a condition to the issuance of shares upon the exercise of this option, the Company may require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of: (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture of which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise.

      VI. This option is not transferable, except by will or the laws of descent and distribution, and is exercisable during your life only by you except as set forth below:

            (1) If you have named a Trust (as defined in the Plan) as beneficiary of this option, this option may be exercised by the Trust after your death; and

            (2) All or a portion of your option may be transferred to an Alternate Payee (as defined in the Plan) if required by the terms of a QDRO (as defined in the Plan), as further described in the Plan.

      VII. This option is not an employment or service contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ or service of the Company, or of the Company to continue your employment or service with the Company.

      VIII. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified in the Option Notice or at such other address as you hereafter designate by written notice to the Company.

      IX. This option is subject to all the provisions of the Plan and its provisions are hereby made a part of this option, including without limitation the provisions of paragraph 5 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option (including the Option Notice) and those of the Plan, the provisions of the Plan shall control.

      X. The terms of this option shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of laws.

      Date:

                                           Very truly yours,

                                           AMGEN INC.

                                           By______________________________
                                           Duly authorized on behalf
                                           of the Board of Directors

         FORM OF GRANT AGREEMENT FOR NON-QUALIFIED STOCK OPTIONS MADE TO
        EMPLOYEES EMPLOYED IN FRANCE UNDER THE AMENDED AND RESTATED 1991
                             EQUITY INCENTIVE PLAN

      (Name)_______________ , Amgen Inc. Stock Optionee:

      Amgen Inc., a Delaware corporation (the "Company"), pursuant to its Amended and Restated 1991 Equity Incentive Plan (the "Plan") has this day granted to you, the optionee named above, an option to purchase (Number of Shares) shares of the $.0001 par value common stock of the Company ("Common Stock") pursuant to the terms hereof. Such option shall vest and expire according to the (Date of Grant) Notice of Grant of Stock Options and Option Agreement (the "Option Notice") delivered herewith. This option is not intended to qualify and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      The provisions of your option are as follows:

      I. Subject to the limitations contained herein, this option shall be exercisable with respect to each installment shown on the Option Notice on or after the date of vesting applicable to such installment. Notwithstanding anything herein to the contrary, such vesting schedule may be accelerated by the Company in its sole discretion at any time during the term of this option. In addition, vesting may be suspended during a leave of absence as provided from time to time according to Company policies and practices.

      II. (1) The per share exercise price of this option is $(Grant Price), being not less than the fair market value of a share of Common Stock on the date of grant of this option.

            (2) To the extent permitted by applicable statutes and regulations, payment of the exercise price per share is due in full in cash or check upon exercise of all or any part of each installment which has become exercisable by you. However, if at the time of exercise, the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment of the exercise price may be made by delivery of already-owned shares of Common Stock with a fair market value equal to the exercise price of the shares of Common Stock for which this option is being exercised. The already-owned shares must have been owned by you for the period required to avoid a charge to the Company's reported earnings and owned free and clear of any liens, claims, encumbrances or security interests. Payment may also be made by a combination of cash and already-owned Common Stock.

      III. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Securities Act of 1933, as amended (the "Act"), or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

      IV. The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates on the expiration date set forth in the Option Notice. This option shall terminate prior to the expiration of its term as follows: three (3) months after the termination of your employment with the Company or an Affiliate of the Company (as defined in the Plan) for any reason or for no reason unless:

            (1) (a) such termination of employment is due to your permanent and total disability (within the meaning of Section 422(c)(6) of the Code) and with such permanent and total disability being certified by (i) the Social Security Administration, (ii) the comparable governmental authority applicable to an Affiliate, (iii) such other body having the relevant decision-making power applicable to an Affiliate or (iv) an independent medical advisor appointed by the Company, as applicable, in which case the option shall terminate on the earlier of the termination date set forth in the Option Notice or one (1) year following such termination of employment; and

                (b) if such termination of employment is due to your permanent and total disability (within the meaning of Title II or XVI of the Social Security Act or comparable statute applicable to an Affiliate and with such permanent and total disability certified by (i) the Social Security Administration, (ii) the comparable governmental authority applicable to an Affiliate, (iii) such other body having the relevant decision-making power applicable to an Affiliate or (iv) an independent medical advisor appointed by the Company, as applicable, prior to such termination), then the vesting schedule of unvested portions of the option will be accelerated by twelve (12) months for each full year that you have been employed by or affiliated as a consultant with the Company and/or an Affiliate of the Company;

            (2) such termination is due to your death, in which case the option shall terminate on the earlier of the termination date set forth in the Option Notice or eighteen (18) months after your death and the vesting schedule of unvested portions of the options will be accelerated by twelve (12) months for each full year you have been employed by the Company and/or an Affiliate of the Company;

            (3) during any part of such three (3) month period, the option is not exercisable solely because of the condition set forth in paragraph III above, in which event the option shall not terminate until the earlier of the termination date set forth in the Option Notice or until it shall have been exercisable for an aggregate period of three (3) months after the termination of employment;

            (4) exercise of the option within three (3) months after termination of your employment with the Company or with an Affiliate would result in liability under Section 16(b) of the Securities Exchange Act of 1934, in which case the option will terminate on the earlier of: (i) the tenth (10th) day after the last date upon which exercise would result in such liability; or (ii) six
(6) months and ten (10) days after the termination of your employment with the Company or an Affiliate; or

            (5) such termination of employment is due to your voluntary termination after you are at least sixty (60) years of age and have been an employee of the Company and/or an Affiliate of the Company (as defined in the Plan) for at least fifteen (15) consecutive years (and such voluntary termination is not the result of permanent and total disability within the meaning of Section 422 (c)(6) of the Code) ("Voluntary Termination") and the date of grant set forth in the Option Notice is more than six (6) months prior to the date of your Voluntary Termination, in which case the option shall terminate on the earlier of the termination date set forth in the Option Notice or three (3) years following such termination of employment and any options originally scheduled to vest subsequent to the date of your Voluntary Termination shall be accelerated to vest as of the date of your Voluntary Termination.

      However, in any and all circumstances and except to the extent the vesting schedule has been accelerated by the Company in its sole discretion during the term of this option or as a result of your permanent and total disability or death as provided in paragraphs IV(1) or IV(2) above, respectively, or as a result of your Voluntary Termination as provided in paragraph IV(5) above, this option may be exercised following termination of employment only as to that number of shares as to which it was exercisable on the date of termination of employment under the provisions of paragraph I of this option. For purposes of this option, "termination of your employment" shall mean the last date you are either an employee of the Company or an Affiliate or engaged as a consultant to the Company or an Affiliate.

      V. (1) To the extent specified above, this option may be exercised by delivering a Notice of Exercise of Stock Option form, together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subparagraph 5(f) of the Plan.

            (2) As a condition to the issuance of shares upon the exercise of this option, the Company may require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of: (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture of which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise.

      VI. This option is not transferable, except by will or the laws of descent and distribution, and is exercisable during your life only by you except as set forth below:

            (1) If you have named a Trust (as defined in the Plan) as beneficiary of this option, this option may be exercised by the Trust after your death; and

            (2) All or a portion of your option may be transferred to an Alternate Payee (as defined in the Plan) if required by the terms of a QDRO (as defined in the Plan), as further described in the Plan.

      VII. This option is not an employment or service contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ or service of the Company, or of the Company to continue your employment or service with the Company.

      VIII. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified in the Option Notice or at such other address as you hereafter designate by written notice to the Company.

      IX. This option is subject to all the provisions of the Plan and its provisions are hereby made a part of this option, including without limitation the provisions of paragraph 5 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option (including the Option Notice) and those of the Plan, the provisions of the Plan shall control; provided, however, with respect to options granted to employees of the Company's affiliates in France (the "Participants"), in the event of any conflict between the provisions of this option set forth as 1 through 13 below that are contained in options granted to the Participants and either (i) the Plan or (ii) other provisions of this option (including the Option Notice), the provisions of this option set forth as 1 through 13 below shall control. Notwithstanding the foregoing, if, to the Company's satisfaction, the Participant's tax residence and country of taxation of salary shall cease to be France and the Participant ceases to be affiliated with the obligatory French social security system then the provisions of this Grant of Stock Option agreement set forth as 1 through 13 below shall terminate.

      This option is subject to the following provisions:

            (1) Notwithstanding any other provision of the Plan, options granted to any Participant holding shares representing 10% or more of the Company's capital will not be deemed to have been granted pursuant to this option.

            (2) Notwithstanding any other provision of the Plan, the shares acquired through exercise of the option shall not be resold before expiration of the fourth anniversary of the date of the grant set forth in the Option Notice, except in the situations provided by article 91 ter - annex II of the French tax code, whereby the sale prior to expiration of the holding period as required by article 163 bis C of the French tax code as subsequently amended remains subject to favorable tax and social security treatment.

            (3) The per share exercise price of this option is $(Grant Price), being not less than the greater of (a) the fair market value of a share of Common Stock on the date of grant set forth in the Option Notice or (b) 95% of the arithmetical average of the market value of a share of Common Stock on the 20 business days next preceding the date of grant set forth in the Option Notice.

            (4) Notwithstanding any other provision of the Plan, the exercise price referred to in paragraph IX(3) above shall only be adjusted upon the occurrence of the events specified under section L.225-181 of the French commercial code, in accordance with French law.

            (5) Notwithstanding any other provision of the Plan, stock options granted by the Company, since quoted on Nasdaq, during closed periods as defined under section L.225-177 of the French commercial code as subsequently amended, are not considered as being granted.

            (6) Notwithstanding any other provision of the Plan, (i) the shares are registered shares or deposited with a registered account (compte titres), and (ii) no option shall be transferable or otherwise disposed of.

            (7) Notwithstanding any other provision of the Plan, nonstatutory stock options granted to "consultants" are not considered as being granted under this option.

            (8) Notwithstanding any other provision of the Plan, stock bonuses and restricted stock are not considered as being granted under this option.

            (9) Notwithstanding any other provision of the Plan, the payment of the exercise price per share is due in full in cash or check upon exercise of all or any part of each installment which has become exercisable by you, notwithstanding any other methods of payment provided for by the Plan or the above paragraphs.

            (10) Notwithstanding any other provision of the Plan, should you elect to exercise this option prior to the expiration of the four (4) year minimum holding period from the date of grant of Common Stock set forth in the Option Notice prior to such exercise, you hereby (a) agree that the shares of Common Stock issued upon any such exercise shall be placed in trust until such minimum holding period from the date of grant set forth in the Option Notice has been met unless the situations provided as exceptions to such holding period by article 91 ter - Annex II of the French tax code have occurred, as applicable,
(b) agree to open a trust account at a French bank selected by the Company or its French subsidiary (the "Trust Account") for which the Company or its French subsidiary shall act as custodian, and (c) instruct the Company to take action to deliver the shares of Common Stock issued upon any such exercise into the Trust Account to be held for the four (4) year minimum holding period from the date of grant set forth in the Option Notice unless the exceptions set for in
(a) above have occurred. You further agree that no attempt to exercise this option is valid until the Trust Account has been established to the reasonable satisfaction of the Company. You agree that, if you elect to exercise this option pursuant to this provision 10 of paragraph IX hereto, you shall, to the fullest extent permitted by law, indemnify, defend and hold harmless the Company, its subsidiaries and its affiliates (collectively, "the Group"), and the directors, officers, agents, employees, successors, assigns and authorized representatives of any member of the Group from and against any and all suits, actions, legal or administrative proceedings, claims, demands, damages, liabilities, losses, costs, fees and expenses (including without limitation, reasonable attorney's fees and expenses), directly or indirectly arising out of or in connection with the Company's (or its French subsidiary's) performance of this Grant of Stock Option agreement and of its (or its French subsidiary's) responsibilities as custodian of the Trust Account, including but not limited to, those arising out of or connected with income tax withholding, employment taxes, contributions, accounting services related to any tax inquiry, insurance and employment benefits.

            (11) Notwithstanding any other provision of the Plan or paragraph IV(5) hereof, upon your Voluntary Termination, this option shall not vest prior to the first anniversary of the date of grant set forth in the Option Notice.

            (12) Notwithstanding paragraph 10(a) of the Plan or paragraph IV(2) hereof, upon death of an employee, options shall remain exercisable by his/her heirs for a period of six (6) months from the date of the employee's death.

            (13) Notwithstanding any other provision of the Plan or paragraph V(2) hereof, as a condition to the issuance of shares upon the exercise of this option, the Company or its French subsidiary may require you to enter an arrangement providing for the payment by you to the Company or its French subsidiary of any tax and social security withholding obligation of the Company or its French subsidiary arising by reason of: (1) the exercise of this option;
(2) the lapse of any substantial risk of forfeiture of which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise.

      X. You have separately been given the opportunity to provide your written consent to the processing of your personal data in connection with your employment with the Company or an Affiliate. That written consent encompasses the processing by the Company and/or its Affiliates of personal data such as shares of stock or directorships held in the Company and details of all shares or any other entitlements to shares of the Company's stock for the purpose of implementing, administering and managing your participation in the Plan. Your refusal to provide your consent or the withdrawal of your consent may affect your ability to participate in the Plan.

      XI. The terms of this option shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of laws.

      Date:

                                       Very truly yours,

                                       AMGEN INC.

                                       By ______________________________
                                         Duly authorized on behalf
                                         of the Board of Directors

         FORM OF GRANT AGREEMENT FOR NON-EMPLOYEE DIRECTOR STOCK OPTIONS
           UNDER THE AMENDED AND RESTATED 1991 EQUITY INCENTIVE PLAN

                       GRANT OF NONQUALIFIED STOCK OPTION
           (Under the Amended and Restated 1991 Equity Incentive Plan)

__________________, Amgen Inc. Stock Optionee:

      AMGEN INC., a Delaware corporation (the "Company"), pursuant to its Amended and Restated 1991 Equity Incentive Plan (the "Plan"), has this day granted to you, the optionee named above, an option to purchase ______ shares of the $.0001 par value common stock of the Company ("Common Stock") pursuant to the terms hereof. This option is not intended to qualify and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

The provisions of your option are as follows:

1. [select vesting schedule based on director's length of service] [Subject to the limitations contained herein, this option shall vest on [grant date]. [Subject to the provisions contained herein, this option shall vest on [one year from grant date], provided that from the date of grant of this option through the vesting date, you have continuously served as a non-employee director of the Company (as that term is defined in the Plan).]

2. (a) The per share exercise price of this option is $____, being not less than the fair market value of the Common Stock on the date of grant of this option.

   (b) To the extent permitted by applicable statutes and regulations, payment of the exercise price per share is due in full in cash or check upon exercise of all or any part of this option which has become exercisable by you. However, if at the time of exercise, the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment of the exercise price may be made by delivery of already-owned shares of Common Stock of a value equal to the exercise price of the shares of Common Stock for which this option is being exercised. The already-owned shares must have been owned by you for the period required to avoid a charge to the Company's reported earnings and owned free and clear of any liens, claims, encumbrances or security interests. Payment may also be made by a combination of cash and already-owned Common Stock.

3. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Securities Act of 1933, as amended (the "Act"), or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

[select section 4 with acceleration provisions if option not fully vested at date of grant]

[4. The term of this option commences on the date hereof and, unless sooner terminated pursuant to the Plan, terminates on _________ (which date shall be no more than seven (7) years from the date this option is granted).]

[4. The term of this option commences on the date hereof and, unless sooner terminated pursuant to the Plan, terminates on _________ (which date shall be no more than seven (7) years from the date this option is granted). If termination of your relationship as a director of the Company is due to (a) your permanent and total disability (within the meaning of Title II or XVI of the Social Security Act or comparable statute applicable to an Affiliate and with such permanent and total disability certified by the Social Security Administration, prior to such termination), or (b) your death, then the vesting schedule of unvested portions of the option will be accelerated by twelve (12) months for each full year that you have been affiliated as a director with the Company.

   However, in any and all circumstances and except to the extent the vesting schedule has been accelerated by the Company in its sole discretion during the term of this option or as a result of your permanent and total disability or death as provided above, this option may be exercised following termination of your relationship as a director of the Company only as to that number of shares as to which it was exercisable on the date of such termination provisions of paragraph 1 of this option. For purposes of this option, "termination of your relationship as a director of the Company" shall mean the last date you are a director of the Company.

5. To the extent specified above, this option may be exercised by delivering a Notice of Exercise of Stock Option form, together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to section 5 of the Plan.

6. This option is not transferable, except by will or the laws of descent and distribution, and is exercisable during your life only by you except as set forth below:

   (a) If you have named a Trust (as defined in the Plan) as beneficiary of this option, this option may be exercised by the Trust after your death; and

   (b) All or a portion of your option may be transferred to an Alternate Payee (as defined in the Plan) if required by the terms of a QDRO (as defined in the Plan), as further described in the Plan.

7. This option is not an employment or consulting contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on the part of the non-employee director on whose behalf the option right was created, to continue to serve as a director of the Company, or of the Company to continue such non-employee director's service as a director of the Company.

8. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

9. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of section 5 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules, and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

10. The terms of this option shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of laws.

Dated the ___ day of ___________.

                                        Very truly yours,

                                        AMGEN INC.

                                        By:____________________________
                                           Duly authorized on behalf
                                           of the Board of Directors

Agreed and accepted as of the date written above:

_____________________________
[name]
Address: